FORM 8-K

                               CURRENT REPORT

                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549


                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) January 31, 1995
                                                 ----------------


                       WASHINGTON GAS LIGHT COMPANY
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           (Exact Name of registrant as specified in its charter)


District of Columbia and Virginia     1-1483        53-0162882
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 (State or other jurisdiction     (Commission    (IRS Employer
       of incorporation          File Number) Identification No.)


1100 H Street, N.W., Washington, D.C.              20080
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(Address of principal executive offices)          (Zip Code)


Registrant's telephone number, including area code (703) 750-4440
                                                   --------------


                                NONE
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  (Former name or former address, if changed since last report.)



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Item 5.        Other Events
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          On January 31, 1995, Washington Gas Light Company executed a
Distribution Agreement with Salomon Brothers Inc; M.R. Beal & Company; Lehman Brothers Inc. and Merrill Lynch & Co. for issuance of up to $150,000,000 of Medium-Term Notes, Series C, under an Indenture dated September 1, 1991.

          A copy of the Distribution Agreement is filed as an Exhibit to this Form 8-K.

Item 7.        Financial Statements and Exhibits
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Exhibit 1.     Distribution Agreement dated January 31, 1995 between
               Washington Gas Light Company, Salomon Brothers Inc, M.R. Beal & Company, Lehman Brothers Inc. and Merrill Lynch & Co. regarding issue and sale by Washington Gas Light Company of up to $150,000,000 of Medium-Term Notes, Series C.

                                     -2-

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                                  SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   WASHINGTON GAS LIGHT COMPANY
                                   ----------------------------
                                        (Registrant)



Date    February 3, 1995           By  /s/  Frederic M. Kline
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                                            Frederic M. Kline
                                               Controller


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